SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 17, 2003

CONTINENTAL AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 324-2950
(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure (including Item 12 information).

On July 17, 2003, we issued a press release announcing our financial results for the second quarter of 2003 and provided a letter to investors and analysts presenting information relating to our financial and operational outlook for the remainder of 2003. The press release and letter are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Pursuant to the interim guidance contained in SEC Release 34-47583, the information required by Item 12 of this report is being furnished under this Item 9.

Item 12. Results of Operations and Financial Condition.

The press release discussed under Item 9 of this report and filed as Exhibit 99.1 hereto is hereby incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

    Exhibits

      Press Release

      Letter to Investors and Analysts

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CONTINENTAL AIRLINES, INC.

July 17, 2003	By /s/ Jennifer L. Vogel
Jennifer L. Vogel
Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release
99.2	Letter to Investors and Analysts